Exhibit 10(f)

                              NOTE

                                                  June 25, 1996
                                             New York, New York

          FOR VALUE RECEIVED, DraftDirect Worldwide, Inc., a Delaware corporation (the "Subsidiary Borrower"), hereby promises to pay to the order of CHEMICAL BANK (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Subsidiary Loan made by the Bank to the Subsidiary Borrower pursuant to Section 2.15 of the Credit Agreement referred to below on the last day of the Interest Period relating to such Subsidiary Loan. The Subsidiary Borrower promises to pay interest on the unpaid principal amount of each such Subsidiary Loan on the dates and at the rate or rates provided for in the Credit Agreement.
          All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 270 Park Avenue, New York, NY 10020.
          All Subsidiary Loans made by the Bank, the respective maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Subsidiary Borrower hereunder or under the Credit Agreement.
          This note is the Subsidiary Note referred to in Section
2.14 of the Credit Agreement dated as of June 25, 1996 between The Interpublic Group of Companies, Inc. and the Bank (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.
                                   DraftDirect Worldwide, Inc.
                                   By: Daniel E. Ginsburg
                                   Title: President
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                    LOANS AND PAYMENTS OF PRINCIPAL

                              Amount of
          Amount    Type      Principal      Maturity  Notation
Date      of Loan   of Loan     Repaid       Date      Made By
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